                             THIRD AMENDMENT TO
                         MASTER AGREEMENT REGARDING
                   ASSET PURCHASE AND RELATED TRANSACTIONS

        This Third Amendment ("Amendment") is entered into as of September 5, 1997 with respect to that certain Master Agreement Regarding Asset Purchase and Related Transactions dated July 15, 1997 (the "Master Agreement") entered into and between AlliedSignal Avionics, Inc., a Kansas corporation ("Avionics"), AlliedSignal Inc., a Delaware corporation operating through its Aerospace Equipment Systems Business Unit ("AES"), and EFTC Corporation, a Colorado corporation (EFTC"), as amended by that certain First Amendment to Master Agreement Regarding Asset Purchase and Related Transactions and that certain Second Amendment to Master Agreement Regarding Asset Purchase and Related Transactions.

        The parties hereby agree to amend the Master Agreement as follows:

        1. The parties acknowledge and agree that, based on the estimated valuation of the assets to transfer to EFTC on the AES Asset Transfer Date, a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Act") is required prior to the AES Asset Transfer Date.

        2. Each party agrees to promptly file a notification and report in accordance with the Hart-Scott Act and shall use its best good faith efforts to complete the Federal Government's antitrust review of the transactions contemplated herein under the Hart-Scott Act which includes promptly furnishing any additional information requested of it under the Hart-Scott Act.

        3. As a condition precedent to the AES Asset Transfer, the parties and any other person (as defined in the Hart-Scott Act and the rules and regulations thereunder) required in connection with the acquisition or the other transactions contemplated by this Agreement to file a Notification and Report Form for Certain Mergers and Acquisitions with the Department of Justice and Federal Trade Commission pursuant to Title II of the Hart-Scott Act shall have made such filing and the applicable waiting period with respect to each such filing (including any extension thereof by reason of a request for additional information) shall have expired or been terminated.

        4. AES and Avionics on the one hand and EFTC on the other hand agree to share equally the cost of the filing fee under the Hart-Scott Act.

        This Amendment shall not otherwise change, amend, limit or affect any other provision of the Agreement, which shall continue in full force and effect. Any capitalized terms used in this Agreement which are not defined herein shall have the meanings ascribed to them under the Master Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                   AlliedSignal Avionics, Inc.,
                                   a Kansas corporation

                                   By:     /s/ W. Tim Bibens
                                      ----------------------------------------
                                           W. Tim Bibens
                                   Title:  Subcontracts Program Manager

                                   AlliedSignal Inc., a Delaware corporation, operating through its Aerospace Equipment Systems Business Unit

                                   By:     /s/ John DeRusso
                                      ----------------------------------------
                                           John DeRusso
                                   Title:  Materials Program Manager

                                   EFTC Corporation,
                                   a Colorado corporation

                                   By:     /s/ Stuart Fuhlendorf
                                      ----------------------------------------
                                           Stuart Fuhlendorf
                                   Title:   Chief Financial Officer



                                      2